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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 9, 2001

                           AVALONBAY COMMUNITIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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
         MARYLAND                                     1-12672                                 77-0404318
-----------------------------                -------------------------                  ------------------------
(STATE OR OTHER JURISDICTION                  (COMMISSION FILE NUMBER)                      (IRS EMPLOYER
        OF INCORPORATION)                                                                 IDENTIFICATION NO.)
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             2900 EISENHOWER AVENUE, SUITE 300, ALEXANDRIA, VA 22314
             -------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (703) 329-6300
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 5.  OTHER EVENTS.

         On or about October 9, 2001, AvalonBay Communities, Inc. mailed a letter to holders of record of its outstanding shares of common stock and preferred stock notifying them that the Company has suspended its Dividend Reinvestment and Stock Purchase Plan until further notice. A copy of that letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

(c)    Exhibits

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

       99.1         Letter, dated October 9, 2001, from the Company to its
                    stockholders.
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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.


                                         AVALONBAY COMMUNITIES, INC.



Dated: October 9, 2001                   By:  /s/ Thomas J. Sargeant
                                            ------------------------------------
                                         Name:  Thomas J. Sargeant
                                         Title: Executive Vice President, Chief
                                                Financial Officer and Treasurer